SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) August 27, 1999

                           UNITED WATER RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)



         New Jersey                    1-858-6                22-2441477
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)

200 Old Hook Road, Harrington Park, New Jersey                            07640
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code              (201) 784-9434

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.


     On August 20, 1999, United Water Resources Inc. (the "Company") entered into an Agreement and Plan of Merger ("Merger Agreement") with Lyonnaise
American Holding, Inc., LAH Acquisition Co. and Suez Lyonnaise des Eaux, pursuant to which the Company will become a wholly-owned subsidiary of Suez Lyonnaise des Eaux but will retain its corporate existence. The merger is conditioned on, amongst other things, the approval of the Company's shareholders and customary regulatory approvals in the United States, including the approval of the public utilities commissions of the states in which the Company owns regulated utilities. A copy of the Merger Agreement is filed herewith as Exhibit
2.1 and is incorporated herein by reference.

     In connection with entering into the Merger Agreement, the Company amended its rights agreement. Amendment no. 3 to the rights agreement, dated as of August 20, 1999, between United Water Resources Inc. and ChaseMellon Shareholder Services, LLC as successor to the trust business of First Interstate Bank, Ltd., is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

     The Company and Suez Lyonnaise des Eaux publicly announced the signing of the Merger Agreement in a press release dated August 23, 1999. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The press release filed as an exhibit hereto contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are subject to various risks and uncertainties. For a discussion of factors that could cause actual results to differ materially from those projected in the forward-looking statements, see the Note to subsection (A) of Item 1, and the subsection entitled "Prospective Information" of Item 7, in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               2.1 Agreement and Plan of Merger, dated as of August 20, 1999, by and among United Water Resources Inc., Lyonnaise American Holding, Inc., LAH Acquisition Co. and Suez Lyonnaise des Eaux.

               4.1 Amendment No. 3 to the Rights Agreement, dated as of August 20, 1999 between United Water Resources Inc. and ChaseMellon Shareholder Services, LLC, as Rights Agent.

               99.1 Press  Release  of United  Water  Resources  Inc.  issued on
                    August 23, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UNITED WATER RESOURCES INC.



Dated: August 27, 1999                     By: /s/ Donald Correll
                                               Name:  Donald Correll
                                               Title:  Chief Executive Officer

                                  Exhibit Index


 Exhibit
 Number               Description

    2.1 Agreement and Plan of Merger, dated as of August 20, 1999, by and among United Water Resources Inc., Lyonnaise American Holding, Inc., LAH Acquisition Co. and Suez Lyonnaise des Eaux.

    4.1        Amendment No. 3 to the Rights  Agreement,  dated as of August 20,
               1999  between  United  Water   Resources  Inc.  and   ChaseMellon
               Shareholder Services, LLC, as Rights Agent.

    99.1       Press Release of United Water Resources Inc. issued on August 23,
               1999.